                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 19, 2000

                               IBM CREDIT CORPORATION
                 __________________________________________________
                 (Exact Name of Registrant as Specified in Charter)


                 Delaware                 1-8175            22-2351962
          ____________________________  _____________  ___________________
          (State or Other Jurisdiction  Commission     (IRS Employer
           of Incorporation)            File Number)   Identification No.)

          North Castle Drive, MS NCA-306
                  Armonk, New York                     10504-1785
          __________________________________________   ___________
            (Address of Principal Executive Offices)   (Zip Code)

          Registrant's telephone number, including area code (914)765-1900


                                   Not Applicable

          _____________________________________________________________
          (Former Name or Former Address, if changed Since Last Report)








          Item 5.  Other Events

          The Registrant's press release dated July 19, 2000, regarding its financial results and selected balance sheet information as of and for the period ended June 30, 2000, is attached.

          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.


                                               IBM CREDIT CORPORATION
                                                (Registrant)

                                               By:




                                               __________________________
                                               Name:  Paula L. Summa
          Date: July 19, 2000                  Title: Vice President,
                                               Finance, and Chief Financial
                                               Officer and Director

                                             Contact:  Carol J.
          Blaszczynski
                                                       IBM Credit
          Corporation
                                                       914-765-6647
                                                       blaszcar@us.ibm.com
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             IBM CREDIT CORPORATION REPORTS 2000 SECOND-QUARTER RESULTS

               North Castle, New York, July 19, 2000 . . . IBM Credit

          Corporation today reported second-quarter 2000 net earnings of

          $106.1 million, an increase of 4 percent, compared with $102.4 million for the same 1999 period.  The annualized return on average equity was 17.7 percent, compared with 20.2 percent for the first half of 1999.

               In the second quarter of 2000, new customer financing

          originations* for acquisition of information technology products and services decreased 17 percent to $1.66 billion, compared with

          $1.99 billion in the second quarter of 1999.  New commercial financing originations, providing working capital for inventory and accounts receivable financing, decreased by 7 percent to

          $3.30 billion in the second quarter of 2000, compared with $3.55 billion for the same 1999 period.

               At June 30, 2000, total assets were $15.4 billion, compared with $16.3 billion at December 31, 1999, a decrease of 6 percent.

           Retained earnings at June 30, 2000, were $1.6 billion, compared with $1.8 billion at December 31, 1999, a decrease of 11 percent.

                                       -more-



          ICC Second Quarter 2000 Earnings (cont.)

                                         -2-

          For the first half of 2000, net earnings were $202.8 million, an increase of 5 percent,  compared with $193.7 million for the same

          period in 1999.   For the first half of 2000, customer financing

          originations* decreased by 20 percent to $2.68 billion, compared with $3.33 billion for the first half of 1999.  For the first half of 2000, commercial financing originations decreased by 11 percent to $6.13 billion, compared with $6.88 billion for the same 1999 period.

               IBM Credit Corporation in the United States is part of the worldwide IBM Global Financing organization. IBM Global Financing offers customers in more than 40 countries leasing and financing solutions for hardware, software and services acquired from IBM and other vendors.  With more than $40 billion in annual






          financing originations in 1999, IBM Global Financing also

          provides flexible commercial financing for inventory, accounts receivable and acquisitions.  Visit the IBM Global Financing home page at www.ibm.com/financing.

          Forward-Looking and Cautionary Statements

               Except for the historical information and discussions

          contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the

          Private Securities Litigation Reform Act of 1995.  These

          statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and

          Exchange Commission.

          *New customer financing originations reflect assets both owned and managed by IBM Credit Corporation.

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